DATUM ONE SERIES TRUST

Polar Capital Emerging Market Stars Fund (the “Fund”)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

            Effective July 29, 2022, the Fund’s non-fundamental 80% investment policy will be revised to note that the Fund determines the Emerging Markets classification of a holding based on issuer versus the current designation as company. The description of the Fund’s Principal Investment Strategies included in the Fund’s prospectus is hereby replaced with the following:

Principal Investment Strategies

The Fund will seek to achieve its investment objective by primarily investing in a portfolio of equity securities and equity related securities of, or relating to, companies which are domiciled, or exercise the predominant part of their economic activity, in developing capital markets (“Emerging Markets”).

Under normal market conditions, the Fund invests at least 80% of its net assets for investment purposes in equity securities of issuers located in Emerging Markets countries. The Fund considers an issuer to be located in an Emerging Markets country if at least 50% of the issuer’s assets, gross revenues or profits during the most recent fiscal year represents assets or activities located in such countries. Emerging Markets refers to any country represented in the MSCI Emerging Markets Index.

The securities in which the Fund will invest will include shares, equities, equity warrants, preferred shares, shares in collective investment schemes with investment policies that are consistent with the Fund’s investment objective and securities convertible into shares.

The Fund will invest in and have direct access to China A shares listed on the Shanghai Stock Exchange (“SSE”) via the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect Schemes (collectively, “Connect Scheme”). The Fund may indirectly gain access to China A Shares by purchasing equity-related instruments, participation notes and participatory certificates.

The Fund may also invest in global, American and European depository receipts for the purpose of gaining exposure to underlying equity securities.

The Fund may utilize various derivative instruments and related strategies to gain exposure to one or more issuers or other assets. The Fund may utilize derivatives of all types and may invest in futures, forwards, options, contracts for difference, swaps and securities with embedded derivatives or elements of derivative exposure including, but not limited to, equity warrants and structured notes, such as P-Notes (which will not be leveraged).

The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes or to reduce portfolio risk. The Fund may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities.

Securities with embedded derivatives or elements of derivative exposure, such as equity warrants and structured notes such as P-Notes (which will not be leveraged) may be used to gain exposure to underlying equity or equity related securities as a more efficient and cheaper alternative to direct investment in that security.

The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and other equity-related investments in Emerging Markets. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the Fund’s 80% investment policy.

In evaluating investments for the Fund, the Adviser expects to take into account, environmental, social and/or governance (“ESG”) factors. The Adviser may give various ESG factors equal consideration or may focus on one or more of those factors as it considers appropriate. ESG Factors will only be one consideration in the Adviser’s evaluation of any potential investment, and the effect, if any, of ESG factors on the Adviser’s decision whether to invest in any case will vary depending on the judgement of the Adviser.

This Supplement and the Prospectus should be retained for future reference.